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January 1, 2008
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Fund Profile

T. Rowe Price

U.S. Treasury Money Fund

U.S. Treasury Intermediate Fund

U.S. Treasury Long-Term Fund

Money market and bond funds seeking the income potential and credit safety of securities issued by the U.S. Treasury.

This profile summarizes key information about the funds that is included in the funds` prospectus. The funds` prospectus includes additional information about the funds, including a more detailed description of the risks associated with investing in each fund that you may want to consider before you invest. You may obtain the prospectus and other information about the funds at no cost by calling 1-800-638-5660 or by visiting our Web site at
troweprice.com.

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Fund Profile

T. Rowe Price U.S. Treasury Funds, Inc.

U.S. Treasury Money Fund — PRTXX
U.S. Treasury Intermediate Fund — PRTIX

U.S. Treasury Long-Term Fund — PRULX

What is each fund`s objective?

Money Fund seeks maximum preservation of capital and liquidity and, consistent with these goals, the highest possible current income.

Intermediate Fund seeks a high level of income consistent with maximum credit protection and moderate fluctuation in principal.

Long-Term Fund seeks the highest level of income consistent with maximum credit protection.

What is each fund`s principal investment strategy?

Money Fund is managed to provide a stable share price of $1.00. The fund invests at least 80% of its net assets in U.S. Treasury securities, which are backed by the full faith and credit of the federal government. The remainder is invested in other securities backed by the full faith and credit of the U.S. government. The fund will not purchase any security with a maturity of more than 13 months, and the fund`s weighted average maturity will not exceed 90 days.

Intermediate Fund invests at least 80% of its net assets in U.S. Treasury securities, which are backed by the full faith and credit of the federal government. The remainder is invested in other securities backed by the full faith and credit of the U.S. government. The portfolio`s weighted average maturity is expected to range between three and seven years.

Long-Term Fund invests at least 85% of its net assets in U.S. Treasury securities, which are backed by the full faith and credit of the federal government. The remainder is invested in other securities backed by the full faith and credit of the U.S. government. The portfolio`s weighted average maturity is expected to vary between 15 and 20 years, but may range from 10 to 30 years.

All funds

Treasury securities in which the funds may invest include Treasury bills, notes, and bonds, as well as Treasury inflation-protected securities (TIPS). In addition, the funds` other investments will either be (1) backed by the full faith and credit of the U.S. government (such as GNMA mortgage-backed securities) and, for the bond funds, (2) futures and repurchase agreements collateralized by such investments; or (3) shares of a T. Rowe Price internal money fund that invests exclusively in securities backed by the full faith and credit of the U.S. government.

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Fund Profile

Table 1  Differences Among Funds
Fund	Credit-qualitycategories	Income	Expected shareprice fluctuation	Expected averagematurity
Money	Highest	Lower	Stable	90 days or less
Intermediate	Highest	Moderate	More than Money, less than Long-Term	3 to 7 years
Long-Term	Highest	Higher	High	15 to 20 years

Each fund may sell holdings for a variety of reasons, such as to adjust a portfolio`s average maturity or to shift assets into higher-yielding securities.

Certain investment restrictions, such as a required minimum or maximum investment in a particular type of security, are measured at the time each fund purchases a security. The status, market value, maturity, credit quality, or other characteristics of each fund`s securities may change after they are purchased, and this may cause the amount of each fund`s assets invested in such securities to exceed the stated maximum restriction or fall below the stated minimum restriction. If any of these changes occur, it would not be considered a violation of the investment restriction. However, purchases by the fund during the time it is above or below the stated percentage restriction would be made in compliance with applicable restrictions.

Further information about each fund`s investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of these documents, call 1-800-638-5660. These documents are also available at troweprice.com.

What are the main risks of investing in the funds?

Money Fund should have little or no credit risk because it invests only in securities backed by the federal government, the most creditworthy issuer of fixed-income instruments, and other investments involving such securities. (Credit risk is the chance that a fund`s holdings will have their credit ratings downgraded or that their issuers will default, that is, fail to make scheduled interest and principal payments.)

There is little risk of principal loss because the fund is managed to maintain a constant $1.00 share price. However, price stability is not guaranteed, and there is no assurance that the fund will avoid principal losses if interest rates rise sharply in an unusually short period. It is possible to lose money by investing in the fund. In addition, the fund`s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. This is a disadvantage when interest rates are falling. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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Fund Profile

Intermediate and Long-Term Funds should have minimal credit risk because they invest only in securities backed by the federal government and other investments involving such securities. The primary source of risk is the possibility of rising interest rates, which generally cause bond prices and a bond fund`s share price to fall. The Long-Term Fund is subject to the greatest price swings because the longer the maturity, the greater the price decline when rates rise and the greater the price increase when rates fall. If the funds purchase longer-maturity bonds and interest rates rise unexpectedly, their prices could decline.

As with any mutual fund, there can be no guarantee the funds will achieve their objectives.

The income level of the funds will fluctuate with changing market conditions and interest rate levels. The bond funds` share prices will also fluctuate; when you sell your shares, you may lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How can I tell which fund is most appropriate for me?

Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. The Money Fund may be appropriate for you if the stability and accessibility of your investment are more important to you than the opportunity for higher income or total return. The Intermediate and Long-Term Funds may be appropriate if you seek an attractive level of income and are willing to accept the risk of a loss of principal when interest rates rise. The Long-Term Fund should have the highest income and potential return over time, but also the greatest risk of price declines.

Each fund can be used in both regular and tax-deferred accounts, such as IRAs.

The fund or funds you select should not represent your complete investment program or be used for short-term trading purposes.

How has each fund performed in the past?

The bar charts showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. Past fund returns (before and after taxes) are not necessarily an indication of future performance.

The funds can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by the shareholder may influence returns. Actual after-tax returns depend on each investor`s situation and may differ from

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Fund Profile

those shown. After-tax returns are not relevant if the shares are held in a tax-deferred account, such as a 401(k) or IRA. During periods of fund losses, the post-liquidation after-tax return may exceed the fund`s other returns because the loss generates a tax benefit that is factored into the result.

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Fund Profile

Table 2  Average Annual Total Returns
	Periods ended 12/31/07
	1 year	5 years	10 years
Money Fund	4.20%	2.44%	3.19%
Lipper U.S. Treasury Money Market Funds Average	4.09	2.31	3.06
Intermediate Fund
Returns before taxes	9.91	3.33	5.43
Returns after taxes on distributions	8.36	2.24	3.78
Returns after taxes on distributions and sale of fund shares	6.39	2.32	3.71
Lehman Brothers U.S. Treasury 4-10 Year Index	10.20	4.07	6.12
Lipper General U.S. Treasury Funds Average	8.57	4.08	5.72
Long-Term Fund
Returns before taxes	9.98	4.88	6.36
Returns after taxes on distributions	8.25	3.41	4.44
Returns after taxes on distributions and sale of fund shares	6.42	3.46	4.36
Lehman Brothers U.S. Treasury Long Index	9.81	5.63	7.14
Lipper General U.S. Treasury Fund Average	8.57	4.08	5.72
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Returns are based on changes in principal value, reinvested dividends, and capital gain distributions, if any. Returns before taxes do not reflect effects of any income or capital gains taxes. Taxes are computed using the highest federal income tax rate. The after-tax returns reflect the rates applicable to ordinary and qualified dividends and capital gains effective in 2003. The returns do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of fund shares assume the shares were sold at period-end and, therefore, are also adjusted for any capital gains or losses incurred by the shareholder. Market indexes do not include expenses, which are deducted from fund returns, or taxes.

Money funds are not required to show after-tax returns.

Lehman Brothers U.S. Treasury 4-10 Year Index is a total return index of Treasury securities with maturities from four to 10 years.

Lehman Brothers U.S. Treasury Long Index is a total return index of all publicly traded obligations of the U.S. Treasury with maturities of 10 years or longer.

What fees and expenses will I pay?

The shares that are offered in this profile are 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b1 fees.

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Fund Profile

Table 3  Fees and Expenses of the Funds*
	Annual fund operating expenses (expenses that are deducted from fund assets)
Fund	Management fee	Other expenses	Total annual fund operating expenses

Money	0.30%	0.19%	0.49%
Intermediate	0.30	0.27	0.57
Long-Term	0.30	0.25	0.55

*Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund. Accounts with less than a $2,000 balance (with certain exceptions) are subject to a $10 fee.

Example.  The following table gives you an idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in these funds with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, you invest $10,000, earn a 5% annual return, hold the investment for the following periods, and then redeem:

Fund	1 year	3 years	5 years	10 years
Money	$50	$157	$274	$616
Intermediate	58	183	318	714
Long-Term	56	176	307	689

Who manages the funds?

The funds are managed by T. Rowe Price Associates, Inc. (T. Rowe Price). Founded in 1937, T. Rowe Price and its affiliates manage investments for individual and institutional accounts. The company offers a comprehensive array of stock, bond, and money market funds directly to the investing public.

Money Fund  James M. McDonald manages the fund day to day and has been chairman of its Investment Advisory Committee since 2002. He joined T. Rowe Price in 1976 as a financial statistician and has been managing investments since 1979.

Intermediate Fund  Cheryl A. Mickel manages the fund day to day and has been chairman of its Investment Advisory Committee since 1998. She joined T. Rowe Price in 1989 and has been managing investments since 1997.

Long-Term Fund  Brian J. Brennan manages the fund day to day and has been chairman of its Investment Advisory Committee since 2003. He joined T. Rowe Price in 2000 and has been managing investments since 1995. Prior to joining T. Rowe Price, he was a fixed-income manager at Howard Hughes Medical Institute.

Fund Profile

To participants in employer-sponsored retirement plans: The following questions and answers about buying and selling shares and services do not apply to your plan. Please call your plan`s toll-free number for additional information. Also note that this profile may include funds not available through your plan.

How can I purchase shares?

Fill out the New Account Form and return it with your check in the postpaid envelope. The minimum initial purchase is $2,500 ($1,000 for IRAs and gifts or transfers to minors). The minimum subsequent investment is $100 ($50 for IRAs, gifts or transfers to minors, or Automatic Asset Builder). You can also open an account by bank wire, by exchanging from another T. Rowe Price fund, or by transferring assets from another financial institution.

How can I sell shares?

You may redeem or sell any portion of your account on any business day. Simply write to us or call. You can also access your account at any time via Tele*Access SM or our Web site. We offer convenient exchange among our entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee.

When will I receive income and capital gain distributions?

Each fund distributes income monthly and net capital gains, if any, at year-end. Normally there are no capital gain distributions for money market funds. For regular accounts, income and short-term gains are taxable at ordinary income rates, and long-term gains are taxable at the capital gains rate. Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check. Distributions paid to IRAs and employer-sponsored retirement plans are automatically reinvested.

What services are available?

A wide range, including, but not limited to:

  retirement plans for individuals and large and small businesses;

  automated information and transaction services by telephone or computer;

  electronic transfers between fund and bank accounts;

  automatic investing and automatic exchange; and

  brokerage services, including cash management features.

  T. Rowe Price Associates, Inc.

  100 East Pratt Street

  Baltimore, MD 21202

  troweprice.com

  RPS C07-035

  T. Rowe Price Investment Services, Inc., Distributor.